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                                                                   EXHIBIT 10.45

CLAYTON UTZ

Security Trust Deed

Australian Railroad Group Pty Ltd
Borrower

ANZ Capel Court Limited
Security Trustee

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TABLE OF CONTENTS

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
1.   INTERPRETATION....................................................................        1

     1.1         Definitions...........................................................        1
     1.2         Rules for interpreting this document..................................        2

2.   ESTABLISHMENT AND TERM OF SECURITY TRUST..........................................        3

     2.1         Establishment of the Security Trust...................................        3
     2.2         Term of the Security Trust............................................        3
     2.3         Name of the Security Trust............................................        3
     2.4         The Security Trustee and the Beneficiaries bound......................        3

3.   GENERAL...........................................................................        3

     3.1         Governing law.........................................................        3
     3.2         Waiver................................................................        4
     3.3         Operation of this document............................................        4
     3.4         Operation of indemnities..............................................        4
     3.5         Giving effect to this document........................................        4
     3.6         Counterparts..........................................................        5
     3.7         Attorneys.............................................................        5
     3.8         No Merger.............................................................        5
     3.9         Exclusion of contrary legislation.....................................        5

4.   SECURITY TRUSTEE..................................................................        5

5.   PAYMENTS..........................................................................        5

SCHEDULE 1 - FINANCIERS................................................................        6
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SECURITY TRUST DEED DATED 12 DECEMBER 2000, AS AMENDED AND NOVATED ON 5 DECEMBER
2003

PARTIES           AUSTRALIAN RAILROAD GROUP PTY LTD, ABN 68 080 579 308
                  ("BORROWER")

                  ANZ CAPEL COURT LIMITED, ABN 30 004 768 807 ("SECURITY
                  TRUSTEE")

RECITALS

The Security Trustee has agreed at the request of the Borrower to hold the benefit of the Securities on trust for the Beneficiaries as set out in this document.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      DEFINITIONS

         Unless otherwise defined in this document, terms defined in the Common Provisions have the same meaning in this document and the following definitions also apply in this document:

         "AGENT" means a person (if any) who at any time is a party to any Finance Document in the capacity as agent of any Financier or any other Beneficiary.

         "BENEFICIARIES" means:

         (a)      the Agent, the Security Trustee and the Financiers; and

         (b) each other person who provides financial accommodation to the Borrower and is agreed to be a beneficiary by the Borrower and the Majority Lenders, so long as such person provides financial accommodation to the Borrower.

         "BORROWER" means Australian Railroad Group Pty Ltd, ABN 68 080 579 308.

         "COMMON PROVISIONS" means the deed entitled "Common Terms Deed" dated on or about 1 December 2003 between the Borrower, the companies listed in Part I of Schedule 1 of that deed as original guarantors, the financial institutions listed in Part II of Schedule 1 of that deed as original lenders and ANZ Capel Court Limited as Security Trustee.

         "FINANCIERS" means the financial institutions listed in schedule 1 so long as they provide financial accommodation to the Borrower under the Finance Documents and each other persons agreed to be a "Financier" by the Majority Lenders and the Borrower so long as such person provides financial accommodation to the Borrower under the Finance Documents.

         "GUARANTEE" means an obligation or offer to provide funds or otherwise be responsible in respect of an obligation or indebtedness, or the financial condition or insolvency, of another person. It includes a guarantee, indemnity, letter of credit or legally binding letter of comfort, or an obligation or offer to purchase an obligation or indebtedness of another person.

         "RIGHT" means any right, power, remedy or discretion.

         "SECURITY" has the same meaning as "Agreed Security" in the Common Provisions.

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

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         "SECURITY PROPERTY" means any property subject to a Security.

         "SECURITY TRUST" means the security trust established by clause 2.

         "SECURITY TRUST FUND" means:

         (a)      the amount held by the Security Trustee under clause 2.1;

         (b) any other property the Security Trustee acquires in its capacity as trustee of the Security Trust, including without limitation:

                  (i) the benefits of all Rights and obligations given to or conferred on the Security Trustee under the Securities and the Finance Documents;

                  (ii) the benefit of any Security Interest or Guarantee, representation, warranty, undertaking, covenant, or other obligation given, assigned or transferred to the Security Trustee in that capacity, whether under this document or otherwise; and

                  (iii) any amount received by the Security Trustee under or from the enforcement of any such Security Interest, Guarantee, representation, warranty, undertaking, covenant or other obligation (other than any amount received by it on its own account), any investment into which any such amount is converted and the proceeds (whether capital or income) of any such investment.

1.2      RULES FOR INTERPRETING THIS DOCUMENT

         Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

         (a)      A reference to:

                  (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

                  (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

                  (iii) a party to this document or to any other document or agreement includes a permitted substitute or a permitted assignee of that party;

                  (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

                  (v) anything (including a right, obligation or concept) includes each part of it.

         (b)      A singular word includes the plural, and vice versa.

         (c)      A word which suggests one gender includes the other genders.

         (d) If a word is defined, another part of speech has a corresponding meaning.

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         (e)      If an example is given of anything (including a right,
                  obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

         (f) The word "agreement" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

         (g) An Event of Default is continuing or subsisting if it has not been remedied or waived.

         (h) A reference to an "asset" includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset.

         (i) A reference to a body, other than a party to this document (including, without limitation, an institute, association or authority), whether statutory or not:

                  (i)      which ceases to exist; or

                  (ii) whose powers or functions are transferred to another body,

                  is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

2.       ESTABLISHMENT AND TERM OF SECURITY TRUST

2.1      ESTABLISHMENT OF THE SECURITY TRUST

         The Security Trustee declares that it holds the sum of $10, and will hold the Security Trust Fund, on trust for the Beneficiaries in accordance with this document.

2.2      TERM OF THE SECURITY TRUST

         The Security Trust commences on the date of this document and ends (unless determined earlier) on the earlier of:

         (a)      the day which is 80 years after the date of this document; and

         (b) the day on which all amounts payable or owing but not yet payable by any Obligor to any Beneficiary under or in connection with the Finance Documents are fully and finally paid and discharged.

2.3      NAME OF THE SECURITY TRUST

         The name of the Security Trust is the "Australian Railroad Group Security Trust".

2.4      THE SECURITY TRUSTEE AND THE BENEFICIARIES BOUND

         The Security Trustee, each Beneficiary and each person claiming under or through a Beneficiary is bound by the terms of this document.

3.       GENERAL

3.1      GOVERNING LAW

         (a) This document is governed by the law in force in the Australian Capital Territory.

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         (b)      The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in the Australian Capital Territory and any courts that may hear appeals from those courts in respect of any proceedings in connection with this document and waive any right they might have to claim that those courts are an inconvenient forum.

3.2      WAIVER

         A right may only be waived in writing, signed by the party giving the waiver, and:

         (a) no other conduct of a party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

         (b) a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and

         (c) the exercise of a right does not prevent any further exercise of that right or of any other right.

3.3      OPERATION OF THIS DOCUMENT

         (a) Any right that a person may have under this document is in addition to, and does not replace or limit, any other right that the person may have.

         (b) Any provision of this document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this document enforceable, unless this would materially change the intended effect of this document.

3.4      OPERATION OF INDEMNITIES

         (a) Each indemnity in this document survives the expiry or termination of this document.

         (b) A party may recover a payment under an indemnity in this document before it makes the payment.

3.5      GIVING EFFECT TO THIS DOCUMENT

         (a) Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this document.

         (b) Without limiting paragraph (a), the Borrower must, whenever requested by the Security Trustee (acting reasonably) and at the cost and expense of the Borrower, do or cause to be done anything requested by the Security Trustee:

                  (i) for more satisfactorily assuring or securing to the Security Trustee the Secured Property in a manner not inconsistent with the provisions of the Finance Documents; or

                  (ii) for assisting in the execution or exercise of any power under this document or any Security,

                  including the execution of any other document or agreement, the delivery of documents or evidence of title and execution and delivery of blank transfers.

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3.6      COUNTERPARTS

         This document may be executed in counterparts.

3.7      ATTORNEYS

         Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

3.8      NO MERGER

         Nothing in any other document merges with any other Security Interest, or any Guarantee, judgment or other right or remedy, that the Security Trustee or a Beneficiary may hold at any time.

3.9      EXCLUSION OF CONTRARY LEGISLATION

         Any legislation that adversely affects an obligation of the Borrower, or the exercise by the Security Trustee or a Beneficiary of a right or remedy under or relating to this document is excluded to the full extent permitted by law.

4.       SECURITY TRUSTEE

         (a) The Security Trustee has no obligations in its capacity as trustee other than those expressly imposed on it by this document or any other Finance Document.

         (b) The Security Trustee has the Rights, and is entitled to the indemnities and protections, given to trustees by applicable law, except to the extent that the Finance Documents expressly provide otherwise.

         (c) The Security Trustee is not required to provide any information to a Beneficiary unless any Finance Document expressly provides otherwise.

5.       PAYMENTS

         The Security Trustee will, subject to the terms of the Finance Documents, promptly distribute amounts received by it under the Finance Documents in the following order:

         (a) first, to the extent that the amount is recovered under a Security, in accordance with that Security;

         (b) next, towards payment to the Security Trustee of fees due to it on its own account and amounts due to it on its own account under any indemnity provision in any Finance Document;

         (c) next, towards payment to the Beneficiaries of any other "Secured Money", as defined for the purposes of any Security, to which the Beneficiaries are entitled in accordance with the Finance Documents rateably in accordance with their respective entitlements, and the surplus (if any) belongs to the Borrower.

EXECUTED as a deed.

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SCHEDULE 1 - FINANCIERS

NAME                                                                  ABN
National Australia Bank Limited                                       12 004 044 937
Australia and New Zealand Banking Group Limited                       11 005 357 522
BNP Paribas                                                           23 000 000 117
Sumitomo Mitsui Finance Australia Limited                             16 000 866 526
Mizuho Corporate Bank, Ltd.                                           83 099 031 106
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